DEED OF TRUST/SECURITY AGREEMENT/FINANCING STATEMENT
                (HEREINAFTER REFERRED TO AS THE "DEED OF TRUST")


THE  STATE  OF  TEXAS


As of the 16th day of August, 2001, Stockton Feed and Milling, Inc. and Ranchers Feed Yards, Inc. (hereinafter collectively referred to as "Grantor"), whose mailing address is c/o Loch Harris, Inc. 8303 North Mopac, Suite A-101, Austin, Texas 78759, in consideration of the debt and trust hereinafter mentioned, does hereby GRANT, BARGAIN, SELL, TRANSFER, ASSIGN and CONVEY unto Paul Dionne, Trustee, whose mailing address is P.O. Drawer 190, Fort Stockton, Texas 78735:

     (i)  the  real  property  described  on  Exhibit  A  attached  hereto;
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     (ii) all  improvements  now  or  hereafter  situated  on such real property inclusive of all goods which are fixtures, now or hereafter located in and about such improvements;

     (iii) all equipment, office furniture, appliances, rolling stock, and other personal property now owned or hereafter acquired by Grantor and constituting a part of the real property, together with all inventory, accounts and notes receivable and intangibles; and

     (iv) all  proceeds  of  the  above

(all of which are sometimes referred to collectively herein as the "Property").

TO HAVE AND TO HOLD the Property, together with the rights, privileges, and appurtenances thereto, unto the said Trustee, and to his substitutes or successors forever, Grantor does hereby bind itself, and Grantor's successors and assigns to warrant and forever defend the Property unto the said Trustee, his substitutes or successors and assigns forever, against the claim or claims of all persons claiming or to claim the Property or any pat thereof, subject to the Permitted Encumbrances (hereinafter defined).

This conveyance, however, is made in TRUST to secure payment of the indebtedness evidenced by (a) that certain promissory note (the "Note") of even date herewith, in the principal amount of $1,722,000.12 executed by Grantor and payable to the order of Elton Holland, Jr. ("Beneficiary"), whose address is 10255 CR 303, Dublin, Texas 76446, such Note bearing interest as therein specified, and with interest and principal being payable as therein specified.

The Note and this Deed of Trust were executed and delivered pursuant to the Loan Agreement of even date herewith (the "Loan Agreement") between Grantor and Beneficiary. Terms used herein but not defined shall have the meaning assigned to such terms in the Loan Agreement.


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If Grantor performs all of the covenants and agreements herein contained, and if
Grantor makes prompt payment of all indebtedness secured hereby as the same shall become due and payable, then this conveyance shall become null and void and of no further force and effect, and this Deed of Trust shall be immediately released, at the expense of Grantor, by the Beneficiary.

Grantor  covenants  and  agrees  as  follows:

1.     Title.  That  it is lawfully seized of the Property, and has the right to
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convey  the same, and that the Property is free from all liens and encumbrances, subject to: general real estate taxes on the Property for the current year, zoning laws, regulations and ordinances of municipal and other governmental authorities, if any, affecting the Property and any and all restrictions, easements and other encumbrances of record affecting the Property, and all matters that would be disclosed in a current, accurate ALTA/ACSM Land Title Survey of the Property (collectively, the "Permitted Encumbrances").

2.     Taxes,  Assessments.  To  pay  when  due  all  taxes  and assessments now
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existing  or  hereafter  levied  or  assessed  upon  the  Property.

3.     Default,  Foreclosure.  Upon  the  occurrence  of  any one or more of the
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following events (individually a "Default" and collectively, "Defaults"):

     (a) the failure of Grantor to pay any sum of money in accordance with the Note or any part thereof, as it becomes due and payable, whether at the scheduled due date thereof or when accelerated pursuant to any power to accelerate, or otherwise and failure to cure same within ten (10) days after written notice from Lender; or

     (b) the failure of Grantor to timely and properly observe, keep or perform any other covenant, agreement, warranty or condition required herein or in any of the other Loan Documents and the failure of Grantor to cure such default with thirty (30) days after written notice from Lender specifying such default, provided that if such default or violation is susceptible of being remedied, but such remedy cannot reasonably be accomplished within the initial thirty (30) day cure period, the Default shall be deemed to have occurred so long as Grantor is diligently pursuing such remedy.

Beneficiary may elect, after the giving of any required notice and expiration of any applicable cure period set forth in the Loan Documents, to declare the entire principal indebtedness hereby secured, with all interest accrued thereon and all other sums hereby secured, immediately due and payable; and in the event of default in the payment of said indebtedness when due or declared due, it shall thereupon, or at any time thereafter, be the duty of the Trustee, or his successor or substitute as hereinafter provided, at the request of Beneficiary (which request is hereby conclusively presumed), to enforce this trust; and after advertising the time, place and terms of sale of the above Property then subject to the lien hereof, and after mailing and filing notices as required by applicable law, as then amended, and after otherwise complying with that statute, the Trustee shall sell the Property then subject to the lien hereof, at public auction in accordance with such notices, on the first Tuesday in any


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month  between  the  hours  of  nine  o'clock A.M. and four o'clock P.M. Central
Standard Time, to the highest bidder for cash, selling all of the Property as an entirety or in such parcels as the Trustee acting may elect, and make due conveyance to the purchaser or purchasers, with general warranty binding Grantor, and Grantor's successors and assigns; and out of the money arising from such sale, the Trustee acting shall first pay all the expenses of the sale and making the conveyance, and then pay to Beneficiary the full amount of principal, interest and other charges due and unpaid on the Note at the time of foreclosure, and then to all other indebtedness secured by the Property and then subject to applicable law, rendering the balance of the sales price, if any, to Grantor, and Grantor's successors or assigns; and the recitals in the conveyance to the Purchaser or Purchasers shall be full and conclusive evidence of the truth of the matters therein stated, and all prerequisites to said sale shall be presumed to have been performed and such sale and conveyance shall be conclusive against Grantor, and Grantor's successors and assigns.

4.     Right  to  Purchase.  Any  Beneficiary  may  purchase  the  Property  at
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foreclosure  for  its  own  account  and  may credit its pro rata portion of the foreclosure bid against its own note, but (notwithstanding anything to the contrary contained herein) no Beneficiary may purchase the Property at foreclosure for the account of another Beneficiary and no Beneficiary may credit the foreclosure bid against the note of another Beneficiary without having first received specific written authority from the other Beneficiary.

5.     Substitute  Trustee.  Beneficiary  in  any  event is hereby authorized to
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appoint  a  substitute  trustee,  or  a successor trustee, to act instead of the
Trustee named herein, without other formality than the designation in writing of a substitute or successor trustee; and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness hereby secured has been paid in full, or until the Property is sold hereunder, and each substitute and successor trustee shall succeed to all of the rights and powers of the original trustee named herein.

6.     Possession.  In  the  event  any  sale  is  made  of the Property, or any
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portion  thereof,  under the terms of this Deed of Trust, Grantor, and Grantor's successors and assigns, shall forthwith upon the making of such sale surrender and deliver possession of the Property so sold to the Purchaser at such sale, and, in the event of their failure to do so, they shall thereupon from and after the making of such sale be and continue as tenants at will of such Purchaser, and in the event of their failure to surrender possession of the Property upon demand, the Purchaser, and the Purchaser's successors or assigns, shall be entitled to institute and maintain an action for forcible detainer of the Property in the Justice of the Peace Court in the Justice Precinct in which such Property, or any part thereof, is situated or in such other appropriate court.

7.     Condemnation;  Insurance  Proceeds.  Beneficiary  shall  be  entitled  to
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receive  any  and  all  sums  which  may  become  payable  to  Grantor  for  the condemnation  of  the  Property, or any part thereof, for public or quasi-public


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use,  or  by  virtue  of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantor for damages caused by public works or construction on or near the Property. Beneficiary shall be entitled to receive and retain any and all proceeds which may become payable to Grantor as a result of any casualty relating to the Property, unless Grantor agrees in writing with Beneficiary to use said proceeds to repair or restore the Property.

8.     Controlling  Agreement.  Nothing  contained herein, or in the Note, shall
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ever  entitle  Beneficiary,  upon  the arising of any contingency whatsoever, to receive or collect interest in excess of the highest rate allowed by the laws of the State of Texas, the United States or any other applicable law on the principal indebtedness hereby secured or on any money obligation hereunder, and in no event shall Grantor be obligated to pay interest thereon in excess of such rate.

9.     Limitation on Interest.  The parties hereto intend to conform strictly to
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the  applicable usury laws.  All agreements between Grantor (and any other party liable for any part of the Note) and Beneficiary, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no event whatsoever, whether by reason of acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged or received by Beneficiary hereunder or otherwise exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever interest would otherwise be payable to Beneficiary in excess of the maximum lawful amount, the interest payable to Beneficiary shall be reduced automatically to the maximum amount permitted under applicable law. If Beneficiary shall ever receive anything of value deemed interest under applicable law which would, apart from this provision, be in excess of the maximum lawful amount, the amount which would have been excessive interest shall be applied to the reduction of the principal amount owing on the Note in inverse order of maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid principal balance of the Note, such excess shall be refunded to Grantor, or to the maker of the Note or other evidence of indebtedness if other than Grantor. All interest paid or agreed to be paid to Beneficiary shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term, including any renewal or extension, of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The terms and provisions of this section shall control and supersede every other provision of all existing and future agreements between Grantor, the maker of the Note or other evidence of indebtedness if other than Grantor, and Beneficiary.

10.     Binding  Effect.  The  covenants  herein  contained  shall bind, and the
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benefits  and  advantages  shall  inure  to,  the  respective  heirs, executors, administrators, personal representatives, successors, and assigns of the parties hereto and shall be covenants running with the Property. The duties, covenants, conditions, obligations, and warranties of Grantor in this Deed of Trust shall be joint and several obligations of Grantor and, if more than one, of each party named a Grantor hereinabove, and each such party's heirs, personal representatives, successors and assigns. Each party who executes this Deed of


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Trust  and each subsequent owner of the Property or any part thereof (other than
Beneficiary), covenants and agrees that it will perform, or cause to be performed, each term, provision, covenant and condition of this Deed of Trust. Words of any gender used in this Deed of Trust shall be held and construed to include any other gender and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

11.     Limitations  on  Liability.  The liability of Grantor for the payment of
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the  Note  and  for  the  performance  and  observance  of  the  covenants, representations and warranties of Grantor contained in the Note and in this Deed of Trust is limited in the manner, and subject to the exceptions to such limitation, described in the Note, reference to which is hereby made for all purposes.

12.     Insurance/Governmental  Action.  Grantor  agrees  (a)  to  the  extent
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available,  to maintain property insurance with respect to the Property (listing
Beneficiary as a loss payee) and (b) notify Beneficiary of any actual or threatened adverse governmental action which is filed or taken against the Property.

13.     Venue.  Venue  for  any  lawsuit  related  to  this instrument or to the
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debt(s)  or  promissory  note(s) secured hereby shall lie only in Travis County,
Texas  and  no  place  else.

14.     Security  Interest.  It  is  understood  and  agreed  that,  by  this
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instrument, Grantor in addition to fixing and creating a Deed of Trust lien upon and against the real property interests herein described under subparagraph (i) of Exhibit "A" hereto, also has created and granted to the Lender pursuant to the Uniform Commercial Code of Texas a Security Interest in all property herein described under subparagraph (iii) and that in the event of a foreclosure sale, whether made by the Trustee or Substitute Trustee, or under the terms of this Deed of Trust, or under judgment of a court, all of which real property herein described, as well as all personal property described under said subparagraph
(iii) hereof may at the option of the Beneficiary be sold as a whole and it shall not be necessary to have present at the place of sale the property or any part thereof.

EXECUTED to be effective as of the date first written above.


GRANTOR


STOCKTON FEED AND MILLING,  INC.        RANCHERS  FEED  YARDS,  INC.


By:______________________________       By:______________________________

Name:____________________________       Name:____________________________

Title:___________________________       Title:___________________________


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STATE  OF  TEXAS          Sec.
                          Sec.
COUNTY  OF  TRAVIS        Sec.

This instrument was acknowledged before me on the ___day of August 2001 by _______________________________, the ________________________ of Stockton Feed
and  Milling,  Inc.



_______________________________________________
Notary Public in and for the State of Texas



STATE  OF  TEXAS          Sec.
                          Sec.
COUNTY  OF  TRAVIS        Sec.

This instrument was acknowledged before me on the ____ day of August 2001 by _______________________, the __________________________ of Ranchers Feed Yards,
Inc.


_______________________________________________
Notary Public in and for the State of Texas


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